CONSULTING GROUP CAPITAL MARKETS FUNDS

ON BEHALF OF

MULTI-STRATEGY MARKET NEUTRAL INVESTMENTS

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

The following information supersedes certain information in the prospectus and statement of additional information, each dated July 29, 2004, for Multi-Strategy Market Neutral Investments.

The Board of Trustees of Consulting Group Capital Markets Funds (the “Trust”) has approved, subject to shareholder approval, a Plan of Liquidation for Multi-Strategy Market Neutral Investments (the “Portfolio”), a series of the Trust, whereby all of the Portfolio’s assets would be liquidated and the Portfolio would subsequently be dissolved. In light of the Board’s decision, shares of the Portfolio are no longer being offered to new investors. The Portfolio will remain open for investment by those current shareholders who have elected to invest through a systematic investment plan or payroll deduction for a reasonable period of time in order to permit them to select an investment alternative. Shareholders in the Portfolio may, of course, exchange their shares of the Portfolio into shares of other portfolios of the Trust, or redeem their shares of the Portfolio, as provided in the Portfolio’s prospectus.

If the Plan of Liquidation is approved on the date of the scheduled special meeting of shareholders, as soon as practicable thereafter the Portfolio will liquidate and distribute to its shareholders of record as of the close of business on the date of liquidation such shareholders’ proportionate interest in all of its remaining assets, except for an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Portfolio on the Portfolio’s books on the date of liquidation and (ii) pay such contingent liabilities as the Board reasonably deems to exist against the assets of the Portfolio on the Portfolio’s books. Each shareholder may also receive previously declared and unpaid dividends and distributions with respect to each of the shareholder’s shares of the Portfolio. Proxy materials describing the Plan of Liquidation will be mailed to shareholders of the Portfolio in anticipation of a special meeting of shareholders to be held at a later date.

June 17, 2005

TK 2090    07/04    S3